July 17, 1997

To the Shareholders of
The REvest Growth & Income Fund

Dear Shareholders:

It is my sad duty to inform you that my father, Tom Ebright, passed away on Monday, July 14. Having first been diagnosed with heart disease this past Spring, he suffered another heart attack in late June and had taken up quarters at the Hershey Medical Center to await a heart transplant. His prognosis had been good, and his death on July 14 came very suddenly and without warning. Since the time these problems first surfaced, he had continued to attend to The REvest Growth & Income Fund portfolio and was working on REvest matters the day he died.

Those of you who knew my father personally, know that meticulous and diligent planning was part of his nature. My father did not like to leave things to chance, and succession planning was a major part of his focus. Since February, I had been serving as assistant portfolio manager to the Fund, and had been involved in all investment decisions on behalf of the Fund.

In the days ahead, I will be meeting with the Board of Trustees for The Royce Fund (of which REvest is one series), who will determine how best to move forward with the Fund. In the interim, I have assumed responsibility for all portfolio activities and anticipate no change in the investment objectives and strategies of the Fund.

REvest reflects the philosophy and personality of Tom Ebright, a pioneer and respected practitioner in the field of small business value investing. As a daughter and colleague, I was privileged to be a part of his vision for the Fund. I look forward to the continued pursuit of this vision.

Sincerely yours,

/s/ Jennifer E. Goff
--------------------
Jennifer E. Goff
President
Royce, Ebright & Associates, Inc.


This  letter  is  a  supplement to the  Fund's  Prospectus  dated
February 18, 1997.